September 15, 2020

CUTLER EQUITY FUND

TICKER: CALEX

A Series of The Cutler Trust

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information,

Each Dated October 28, 2019

The important information that follows supplements the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated October 28, 2019, of the Cutler Equity Fund (the “Fund”) with TICKER: CALEX.

The Board of Trustees of The Cutler Trust (the “Trust”) has approved the conversion of all existing shares of the Fund (TICKER: CALEX), into Class II Shares of the Fund (TICKER: DIVHX) effective on or about October 28, 2020 (the “Conversion”). This Conversion includes any shares of the Fund purchased by investors under TICKER: CALEX through October 28, 2020. Shareholders will receive Class II Shares equivalent in aggregate value to their current shares at the time of the Conversion. Class II Shares of the Fund will be offered in a separate summary prospectus, prospectus and SAI, each dated September 15, 2020. There will be no fees charged in connection with the Conversion. After the Conversion, the Fund will offer a single class of shares – Class II Shares (TICKER: DIVHX).

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may redeem their shares of the Fund on any business day prior to the Conversion of shares into Class II Shares on October 28, 2020. After October 28, 2020, Class II Shares of the Fund may be redeemed on any business day.

You can find the Summary Prospectus, Prospectus and SAI, each dated September 15, 2020, and other information about the Class II Shares of the Fund online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com. If you have any questions regarding the Fund, please call 1-844-838-2119.

Investors Should Retain this Supplement for Future Reference.